UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 19, 2026

Transportation and Logistics Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Chestnut Ridge Road, Suite 444

Montvale, New Jersey 07645

(Address of Principal Executive Offices)

(833) 764-1443

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward Looking Statements

Statements in this report regarding Transportation and Logistics Systems, Inc. (the “Company”) that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “intend,” “plan,” “goal,” “seek,” “strategy,” “future,” “likely,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations, and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our intentions, plans, expectations, assumptions, and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; our failure to compete effectively in our highly competitive industry could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and stockholders’ equity and our ability to achieve sustained profitability; remaining weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our remaining liabilities and indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; unanticipated and materially adverse developments in our few remaining litigations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters.

These forward-looking statements represent our estimates and assumptions only as of the date of this report and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement.

Transportation and Logistics Systems, Inc. (OTCID: TLSS), (“TLSS” or the “Company”), a publicly traded holding company, announced that, on August 19, 2026, the Company, TLSS Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, (the “Acquisition Sub”), and TLSS Reverse PGS, LLC, a Texas limited liability company and a wholly-owned subsidiary of the Acquisition Sub (“Reverse”), entered into a Third Amendment to Member Interest and Asset Exchange Agreement (the “Third Amendment”) with Badcer Ops, Inc., a Nevada corporation (the “Seller”), Jeff Badders and Mercer Street Global Opportunity Fund, LLC, a Delaware limited liability company (“Mercer”), as the shareholders of the Seller (the “Seller Shareholders”), Patriot Glass Solutions, LLC, a Texas limited liability company (“PGS”), and Michael Wanke (“Wanke”), the sole Manager and twenty percent (20%) owner of PGS.

As previously disclosed, on April 1, 2026, the Company, the Acquisition Sub and Reverse entered into a Member Interest and Asset Exchange Agreement with the Seller, the Seller Shareholders, PGS and Wanke, as amended by a First Amendment dated June 1, 2026, a Second Amendment dated July 7, 2026, and a Notice of Extension of Closing Date dated July 31, 2026 pursuant to which the Company, the Acquisition Sub and Reverse extended the closing date to August 19, 2026 (as so amended, the “Agreement”). The Agreement provides for a reverse triangular merger of Reverse with and into PGS, with PGS as the surviving entity, pursuant to which the Seller’s eighty percent (80%) membership interest in PGS and four (4) nanotechnology patents (the “Patents”) will be exchanged, transferred and assigned to the Acquisition Sub in exchange for the Merger Consideration described below.

The Third Amendment amends the Agreement to, among other things, further extend certain key transaction dates. Under the Third Amendment: (i) the Schedule Delivery Date under the due diligence provisions is extended to no later than August 25, 2026; (ii) the deadline for delivery of the applicable PGS financial statements is extended to August 25, 2026; (iii) the deadline under the full access and deliverables provisions is extended to August 25, 2026; (iv) the outside closing date, previously extended to August 19, 2026 by the Notice of Extension of Closing Date, is extended to September 16, 2026; and (v) certain related timing provisions of the effective time section, including the prior twenty (20) day period and the last two (2) sentences of that section, are deleted. The Agreement, as modified by the Third Amendment, remains in full force and effect, and to the extent of any inconsistency between the Third Amendment and the Agreement, the Third Amendment supersedes and controls.

The Seller is Badcer Ops, Inc., a Nevada corporation, whose shareholders are Mercer and Mr. Jeff Badders, an individual. Mercer is an existing preferred stockholder of the Company.

The Agreement provides for merger consideration (the “Merger Consideration”) equal to $4,750,000, payable in 47,500 shares of TLSS Series J Senior Convertible Preferred Stock (the “TLSS Series J Preferred Shares”), with a stated value of $100 per share, to be issued to the Seller at the closing of the transaction.

The closing of the transaction is expected to occur no later than September 16, 2026, following the delivery to TLSS of audited financials for PGS for year-end 2024 and year-end 2025 and unaudited financials for PGS for the first two (2) quarters of 2026, which financials are to be delivered no later than August 25, 2026, subject to the satisfaction or waiver of certain closing conditions, including, among others: (i) the completion of satisfactory due diligence by TLSS; (ii) the accuracy of the representations and warranties of the parties; (iii) the procurement of acceptable landlord consent to the assignment of and amendments to PGS’s lease for its operating facilities; (iv) delivery of certain financial statements; and (v) other customary closing conditions as set forth in the Agreement.

The remaining 20% membership interest in PGS is currently held by and will be retained by Mr. Michael Wanke, the sole Manager of PGS. It is a condition of closing that Mr. Wanke will enter into an employment agreement with PGS, the terms of which are to be agreed upon prior to the expiration of the due diligence period.

The Company’s primary go-forward strategy is to become a leader in the safety and security technology industry. The Company expects to accomplish this goal, in part, by pursuing strategic acquisitions as a means of securing technologies and adding new markets in the United States, expanding its safety and security service offerings, adding talented management and operational employees, expanding and upgrading its technology platform and developing operational best practices. Moreover, one factor in assessing acquisition opportunities is the potential for subsequent organic growth post-acquisition.

PGS provides quality window tint solutions for auto, home, and business owners across Texas, specializing in automotive window tinting, residential window film, and commercial window film that stop harmful UV rays from passing through its window films for reduced glare, comfortable temperatures, and lower energy bills. PGS protects personal, school, government and commercial/business property across the United States using C-Bond’s proprietary glass strengthening technology to protect property from looting, rioting, break-ins, and gunfire, including C-Bond BRS, a ballistic-resistant film system and C-Bond Secure, a multi-purpose glass strengthening primer and window film mounting solution that deters forced entry. These products are sold and installed through a growing nationwide network of more than 50 dealers.

The Patents relate to the proprietary C-Bond nanotechnology applications and processes to enhance properties of strength, functionality, and sustainability of brittle material systems used by PGS.

As such, the Company believes that the acquisition of PGS is an excellent fit with its current business given its demographic location, services offered, and diversified customer base, and given that it would provide the Company with a long-standing, well-run profitable operation.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Member Interest and Asset Exchange Agreement, dated as of August 19, 2026, by and among the Company, TLSS Acquisition, Inc., a Delaware corporation; TLSS Reverse PGS, LLC, a Texas limited liability company; Badcer Ops, Inc., a Nevada corporation; Jeff Badders; Mercer Street Global Opportunity Fund, LLC, a Delaware limited liability company; Patriot Glass Solutions, LLC, a Texas limited liability company; and Michael Wanke.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2026	TRANSPORTATION AND LOGISTICS SYSTEMS, INC.

	By:	/s/ Sebastian Giordano
	Name:	Sebastian Giordano
	Title:	Chief Executive Officer